                                                                  EXHIBIT 4(b)

                        GUARANTEE AND SECURITY AGREEMENT

                                   dated as of

                                November 5, 2002

                                      among

                                  CUMMINS INC.,

                     THE SUBSIDIARY GUARANTORS PARTY HERETO

                                       and

                               JPMORGAN CHASE BANK
                               as Collateral Agent

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                                TABLE OF CONTENTS

                                   ----------

                                                                                             PAGE
                                                                                             ----
Section 1.  DEFINITIONS.........................................................................1
Section 2.  GUARANTEES BY SUBSIDIARY GUARANTORS................................................14
Section 3.  GRANT OF TRANSACTION LIENS.........................................................17
Section 4.  GENERAL REPRESENTATIONS AND WARRANTIES AND COVENANTS...............................19
Section 5.  FURTHER ASSURANCES; GENERAL COVENANTS..............................................22
Section 6.  ACCOUNTS...........................................................................25
Section 7.  INSTRUMENTS........................................................................26
Section 8.  RECORDABLE INTELLECTUAL PROPERTY...................................................26
Section 9.  INVESTMENT PROPERTY................................................................27
Section 10.  INVESTMENT PROPERTY COLLATERAL ACCOUNTS...........................................31
Section 11.  CONTROLLED DEPOSIT ACCOUNTS.......................................................31
Section 12.  CASH COLLATERAL ACCOUNTS..........................................................32
Section 13.  OPERATION OF COLLATERAL ACCOUNTS..................................................33
Section 14.  TRANSFER OF RECORD OWNERSHIP......................................................34
Section 15.  RIGHT TO VOTE SECURITIES..........................................................35
Section 16.  CERTAIN CASH DISTRIBUTIONS........................................................35
Section 17.  REMEDIES UPON EVENT OF DEFAULT....................................................36
Section 18.  APPLICATION OF PROCEEDS...........................................................37
Section 19.  FEES AND EXPENSES; INDEMNIFICATION................................................39
Section 20.  AUTHORITY TO ADMINISTER COLLATERAL................................................40
Section 21.  LIMITATION ON DUTY IN RESPECT OF COLLATERAL.......................................41
Section 22.  GENERAL PROVISIONS CONCERNING THE COLLATERAL AGENT................................41
Section 23.  TERMINATION OF TRANSACTION LIENS; RELEASE OF COLLATERAL...........................44
Section 24.  ADDITIONAL SUBSIDIARY GUARANTORS AND LIEN GRANTORS................................45
Section 25.  ADDITIONAL SECURED OBLIGATIONS....................................................45
Section 26.  SECURITIZATION COLLATERAL.........................................................45
Section 27.  NOTICES...........................................................................47
Section 28.  NO IMPLIED WAIVERS; REMEDIES NOT EXCLUSIVE........................................48
Section 29.  SUCCESSORS AND ASSIGNS............................................................48
Section 30.  AMENDMENTS AND WAIVERS............................................................48
Section 31.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS........................48
Section 32.  WAIVER OF JURY TRIAL..............................................................49
Section 33.  JUDGMENT CURRENCY.................................................................49

SCHEDULES:

     SCHEDULE 1 Equity Interests in Material Subsidiaries which are Unrestricted Subsidiaries Owned by Original Lien Grantors

     SCHEDULE 2     Other Investment Property Owned by Original Lien Grantors

     SCHEDULE 3     Intellectual Property

EXHIBITS:

     EXHIBIT A      Security Agreement Supplement

     EXHIBIT B      Copyright Security Agreement

     EXHIBIT C      Patent Security Agreement

     EXHIBIT D      Trademark Security Agreement

     EXHIBIT E      Perfection Certificate

     EXHIBIT F      Issuer Control Agreement

     EXHIBIT G      Securities Account Control Agreement

                        GUARANTEE AND SECURITY AGREEMENT

     AGREEMENT dated as of November 5, 2002 among CUMMINS INC., the SUBSIDIARY GUARANTORS party hereto and JPMORGAN CHASE BANK, as Collateral Agent.

     WHEREAS, the Borrowers are entering into the Credit Agreement described in
Section 1 hereof, pursuant to which the Borrowers intend to borrow funds and obtain letters of credit for the purposes set forth therein;

     WHEREAS, the Company is willing to secure (i) its obligations under the Credit Agreement, and (ii) its guarantee of the obligations of the other Borrowers under the Credit Agreement by granting Liens on its assets to the Collateral Agent as provided in the Security Documents;

     WHEREAS, the Company is willing to cause certain of its Subsidiaries to guarantee the obligations of the Borrowers under the Credit Agreement and to secure their guarantee thereof by granting Liens on their assets to the Collateral Agent as provided in the Security Documents;

     WHEREAS, the Lenders and the Issuing Bank are not willing to make loans or issue or participate in letters of credit under the Credit Agreement unless (i) the obligations of the Borrowers under the Credit Agreement are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

     WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided in Section 18 hereof;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  DEFINITIONS.

     (a) TERMS DEFINED IN CREDIT AGREEMENT. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

     (b) TERMS DEFINED IN UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                                                UCC
----                                                                ---
Account                                                             9-102
Authenticate                                                        9-102
Certificated Security                                               8-102
Chattel Paper                                                       9-102
Commercial Tort Claim                                               9-102
Commodity Account                                                   9-102
Commodity Contract                                                  9-102
Commodity Customer                                                  9-102
Commodity Intermediary                                              9-102
Deposit Account                                                     9-102
Document                                                            9-102
Entitlement Holder                                                  8-102
Entitlement Order                                                   8-102
Equipment                                                           9-102
Financial Asset                                                     8-102 & 103
Fixture                                                             9-102
General Intangibles                                                 9-102
Instrument                                                          9-102
Inventory                                                           9-102
Investment Property                                                 9-102
Letter-of-Credit Right                                              9-102
Payment Intangible                                                  9-102
Record                                                              9-102
Securities Account                                                  8-501
Securities Intermediary                                             8-102
Security                                                            8-102 & 103
Security Entitlement                                                8-102
Supporting Obligations                                              9-102
Uncertificated Security                                             8-102

     (c) ADDITIONAL DEFINITIONS. The following additional terms, as used herein, have the following meanings:

     "ARTICLE 9" means Article 9 of the UCC.

     "ASSIGNMENT OF CLAIMS ACT" has the meaning specified in Section 4(o).

     "CASH COLLATERAL ACCOUNT" has the meaning specified in Section 12.

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     "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

     "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

     "COLLATERAL ACCOUNTS" means the Cash Collateral Accounts, the Controlled Deposit Accounts, the Controlled Securities Accounts and the Investment Property Collateral Accounts.

     "COLLATERAL AGENT" means JPMorgan Chase Bank, in its capacity as collateral agent under the Loan Documents.

     "COMMODITY ACCOUNT CONTROL AGREEMENT" means, with respect to any Commodity Account as to which a Lien Grantor is the Commodity Customer, an agreement by such Lien Grantor, the Collateral Agent and the relevant Commodity Intermediary that the Commodity Intermediary will apply any value distributed on account of the Commodity Contracts carried in such Commodity Account as directed by the Collateral Agent without further consent by such Lien Grantor. Each such agreement must be reasonably satisfactory in form and substance to the Collateral Agent.

     "COMPANY" means Cummins Inc., an Indiana corporation.

     "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

          (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it and outstanding at such time;

          (ii) an obligation under a Rate Protection Agreement to make payments that cannot be quantified at such time;

          (iii) any other obligation (including any guarantee) that is contingent in nature at such time; or

          (iv) an obligation to provide collateral to secure any of the foregoing types of obligations;

     PROVIDED that in the case of clauses (ii) and (iii) above, contingent obligations under general indemnification provisions (such as Sections 2.14, 2.16 and 12.03 of the Credit Agreement) and the like as to which no claim is pending or reasonably foreseeable shall not be treated as Contingent Secured Obligations for purposes of administration of this Agreement.

     "CONTROL" has the following meanings:

          (a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106;

          (b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104; and

          (c) when used with respect to any Commodity Account or Commodity Contract, the meaning specified in UCC Section 9-106(b).

     "CONTROLLED COMMODITY ACCOUNT" means a Commodity Account as to which (i) a Lien Grantor is the Commodity Customer and (ii) a Commodity Account Control Agreement is in effect.

     "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

     "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Collateral Agent and such Securities Intermediary.

     "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

     "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

     "CREDIT AGREEMENT" means the Credit Agreement dated as of November 5, 2002 among the Company, Cummins Engine Co. Ltd., Cummins Power Generation Ltd., Newage International Limited, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, LC Issuing Bank and Swingline Lender.

     "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Lien Grantor, an agreement among such Lien Grantor, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto and other similar exceptions reasonably acceptable to the Collateral Agent).

     "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

     "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof,
(v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

     "FEDERAL GOVERNMENT" means the federal government of the United States or any agency or instrumentality thereof.

     "GUARANTORS" means the Company and each Subsidiary Guarantor.

     "INDENTURE" means the indenture dated as of March 1, 1986 between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to The Chase Manhattan Bank (National Association)), as trustee, as amended and supplemented prior to the Effective Date.

     "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Recordable Intellectual Property.

     "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

     "INVESTMENT PROPERTY COLLATERAL ACCOUNT" has the meaning specified in
Section 10.

     "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Collateral Agent shall have approved, such approval not to be unreasonably withheld).

     "LIEN GRANTORS" means the Company and the Subsidiary Guarantors.

     "LIQUID INVESTMENT" means a Permitted Investment that matures within 30 days after it is first included in the Collateral.

     "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

     "MATERIAL COMMERCIAL TORT CLAIM" means a Commercial Tort Claim that the Company has determined in good faith could reasonably be expected to result in a recovery by the Company or the applicable Subsidiary Guarantor of more than $5,000,000.

     "MATERIAL GOVERNMENT CONTRACT" means a contract, between a Lien Grantor and either (i) the Federal Government or (ii) a state or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding $5,000,000.

     "MATERIAL RECORDABLE INTELLECTUAL PROPERTY" means (a) the Recordable Intellectual Property listed on Schedule 3 hereto, (b) the Recordable Intellectual Property identified in Intellectual Property Security Agreements delivered in accordance with the second sentence of subsection 8(a) and (c) any other Recordable Intellectual Property with a fair market value of more than $1,000,000 as reasonably determined by either the Company or, after consultation with the Company, the Collateral Agent.

     "MAXIMUM GUARANTEED AMOUNT" has the meaning set forth in Section 2(i)(ii).

     "NEW INDENTURE" means any indenture governing the terms of notes or bonds issued by the Company after the Effective Date.

     "NOMINATED PERSON" means a Person whom the issuer of a letter of credit (i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

     "NON-CONTINGENT SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

     "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Collateral Agent, such approval not to be unreasonably withheld) addressed and delivered to the Collateral Agent.

     "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

     "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

     "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

     "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

     "PATENTS" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

     "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

     "PERMITTED INVESTMENT" means:

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

     (b) commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody's;

     (c) certificates of deposit, banker's acceptances and time or demand deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of at least $500,000,000; and

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

     "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 6.01 of the Credit Agreement.

     "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

     "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

     "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

     "PURCHASER INTEREST" means the undivided ownership interest of the Purchasers in the Receivables Assets, as calculated in accordance with the terms of the RPA.

     "PURCHASERS" means Corporate Asset Funding Company, Inc. and Corporate Receivables Corporation, as "CONDUIT Purchasers" under the RPA, and Citibank N.A. as the "COMMITTED PURCHASER" under the RPA, and any other "CONDUIT PURCHASER" or "COMMITTED PURCHASER" from time to time party to the RPA.

     "RATE PROTECTION AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement entered into with a Lender or an Affiliate thereof and shall for the avoidance of doubt include any Swap Agreement not prohibited under the Credit Agreement.

     "RECEIVABLES AGENT" means Citicorp North America, Inc.

     "RECEIVABLES ASSET" has the meaning specified in the RPA.

     "RECEIVABLES SELLER" means Cummins Receivables Corp., a special purpose corporation formed under the laws of Delaware, and a wholly-owned subsidiary of the Company.

     "RECORDABLE INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses,
(iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

     "RELEASE CONDITIONS" means the following conditions for releasing all the Secured Guarantees and terminating all the Transaction Liens:

          (i) all Commitments under the Credit Agreement shall have expired or been terminated;

          (ii) all Non-Contingent Secured Obligations shall have been paid in full; and

          (iii)  no Contingent Secured Obligation shall remain outstanding;

PROVIDED that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and
(y) the applicable Borrower has granted to the Collateral Agent, for the benefit of the Lenders, a security interest in Liquid Investments (or causes a bank acceptable to the Required Lenders to issue a letter of credit naming the Collateral Agent as beneficiary) in an amount exceeding 105% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Collateral Agent.

     "RESTRICTED SUBSIDIARY" has the meaning specified in the Indenture.

     "RPA" means that certain Receivables Purchase Agreement dated as of December 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time) among the Receivables Seller, the Company, Corporate Asset

Funding Company, Inc. and Corporate Receivables Corporation as "Conduit Purchasers", the financial institutions party thereto as "Committed Purchasers" and the Receivables Agent.

     "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrowers, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

     "SECURED GUARANTEE" means, (i) with respect to the Company, its guarantee contained in Article 11 of the Credit Agreement and (ii) with respect to each Subsidiary Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

     "SECURED OBLIGATIONS" means (i) all principal of all Loans and obligations to reimburse LC Disbursements outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and reimbursement obligations and all other amounts now or hereafter payable by the Borrowers pursuant to the Loan Documents and (ii) all obligations (if any) designated by the Company as additional Secured Obligations pursuant to Section 25.

     "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

     "SECURED PARTY REQUESTING NOTICE" means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Collateral Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 22(h) and
(ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

     "SECURITIES ACCOUNT CONTROL AGREEMENT" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Collateral Agent shall have approved, such approval not to be unreasonably withheld) among the relevant Securities Intermediary, the relevant Lien Grantor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

     "SECURITIZATION COLLATERAL" means the Company's ownership interest in (i) the Receivables Seller and the Transferring Subsidiary and (ii) that certain

Subordinated Revolving Note dated as of December 15, 2000 from the Receivables Seller in favor of the Company.

     "SECURITIZATION DOCUMENTS" means the "FACILITY DOCUMENTS" as defined in the RPA.

     "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to
Section 24 and/or adding additional property to the Collateral.

     "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements, the Commodity Account Control Agreements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to the Loan Documents.

     "SUBSIDIARY GUARANTOR" means each Subsidiary listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Subsidiary Guarantor" pursuant to
Section 24.

     "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

     "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

     "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

     "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

     "TRANSFERRED ACCOUNTS" means any Accounts and related rights which have been sold, contributed or otherwise transferred in connection with a receivables financing not prohibited by the Credit Agreement.

     "TRANSFERRING SUBSIDIARY" means Onan Corporation.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

     (d) TERMS GENERALLY. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this

Agreement and (v) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     Section 2.  GUARANTEES BY SUBSIDIARY GUARANTORS.

     (a) SECURED GUARANTEES. Each Subsidiary Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If any Borrower fails to pay any Secured Obligation punctually when due, each Subsidiary Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

     (b) SECURED GUARANTEES UNCONDITIONAL. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

           (ii) any modification or amendment of or supplement to any Secured Agreement;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

           (iv) any change in the corporate existence, structure or ownership of any Borrower, any other Subsidiary Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower, any other Subsidiary Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of any Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

            (v) the existence of any claim, set-off or other right that such Subsidiary Guarantor may have at any time against any Borrower, any other Subsidiary Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions; PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

           (vi) any invalidity or unenforceability relating to or against any Borrower, any other Subsidiary Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by any Borrower, any other Subsidiary Guarantor or any other Person; or

          (vii) any other act or omission to act or delay of any kind by any Borrower, any other Subsidiary Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Subsidiary Guarantor hereunder (in each case other than payment in full of the Secured Obligations).

     (c) RELEASE OF SECURED GUARANTEES. (i) All the Subsidiary Guarantors' Secured Guarantees will be released upon the first date on which all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of any Borrower or otherwise, the Subsidiary Guarantors' Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

           (ii) If all the capital stock of a Subsidiary Guarantor or all the assets of a Subsidiary Guarantor are sold to a Person other than the Company or one of its Subsidiaries in a transaction not prohibited by the Credit Agreement (any such sale, a "SALE OF GUARANTOR"), such Subsidiary Guarantor will automatically without any further action by any Person be released from its Secured Guarantee. Such release shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Company as to whether any particular sale constitutes a Sale of Guarantor.

          (iii) In addition to any release permitted by subsection (i) or (ii), the Collateral Agent may release any Subsidiary Guarantor's Secured Guarantee with the prior written consent of the Required Lenders; PROVIDED that any release of any Subsidiary Guarantor's Secured Guarantees which results in the release of any substantial portion of the Collateral shall require the consent of all the Lenders.

     (d) WAIVER BY SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other Subsidiary Guarantor or any other Person.

     (e) SUBROGATION. A Subsidiary Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the relevant Borrower with respect to such payment; PROVIDED that no Subsidiary Guarantor shall enforce any payment by way of subrogation against any Borrower, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

     (f) STAY OF ACCELERATION. If acceleration of the time for payment of any Secured Obligation by any Borrower is stayed by reason of the insolvency or receivership of any Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Subsidiary Guarantors hereunder forthwith on demand by the Collateral Agent.

     (g) RIGHT OF SET-OFF. If any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Subsidiary Guarantor against the obligations of such Subsidiary Guarantor under its Secured Guarantee of such Secured Obligation, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party may have.

     (h) CONTINUING GUARANTEE. Each Subsidiary Guarantor's Secured Guarantee is a continuing guarantee, shall be binding on the relevant Subsidiary Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Subsidiary Guarantor's Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

     (i) LIMITATION ON OBLIGATIONS OF SUBSIDIARY GUARANTOR. (i) The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law; PROVIDED that to the extent such obligations may be satisfied by recourse solely to the Collateral pledged by such Subsidiary Guarantor under the Security Documents, and not as a general obligation of such Subsidiary Guarantor, the limitation contemplated by this Section 2(i)(i) shall be determined without regard to the obligations of such Subsidiary Guarantor as guarantor of bonds and notes hereafter issued by the Company.

           (ii) It is the intention of the parties that the Secured Guarantees given by Restricted Subsidiaries shall not contravene the limitations on Funded Debt (as defined in the Indenture) of Restricted Subsidiaries set forth in the Indenture, and the amount of such Subsidiary Guarantors' obligations under their Secured Guarantees shall be limited to an aggregate amount equal to the maximum amount that may be guaranteed by them without contravention of such restrictions contained in the Indenture (the "MAXIMUM GUARANTEED AMOUNT"), in each case to the extent that such restriction is in effect under the Indenture or any New Indenture containing a restriction on "Funded Debt" on the same terms as the restriction set forth in the Indenture. The Maximum Guaranteed Amount shall, to the extent permitted by the Indenture, be determined as of the date which results in the greatest amount.

          (iii) The Company represents and warrants that, as of the Effective Date, the Maximum Guaranteed Amount shall be an amount not less than $125,000,000. Without limiting the effect of paragraph (i)(ii) above, unless and until the contrary is established to their satisfaction, the Lenders, the Administrative Agent and the Collateral Agent may assume for purposes of the Loan Documents that the Maximum Guaranteed Amount is $125,000,000, and shall incur no liability for any action or inaction taken in reliance on such assumption. Without limiting the effect of paragraph
     (i)(ii), the Lenders, the Administrative Agent and the Collateral Agent may in any case rely upon the advice of counsel as to the Maximum Guaranteed Amount, and shall incur no liability for any action or inaction taken in reliance on such advice.

           (iv) In the event of any inconsistency between the provisions of any Loan Document and this Section 2(i), the provisions of this Section 2(i) shall prevail.

     Section 3.  GRANT OF TRANSACTION LIENS.

     (a) The Company, in order to secure its Secured Obligations and its Secured Guarantee, and each Subsidiary Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Company or such Subsidiary Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

            (i)  all Accounts;

           (ii)  all Chattel Paper;

          (iii)  all Deposit Accounts;

           (iv)  all Documents;

            (v)  all Equipment;

           (vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

          (vii)  all Instruments (including all Intercompany Notes);

         (viii)  all Inventory;

           (ix)  all Investment Property;

            (x)  all Letter-of-Credit Rights;

           (xi) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

          (xii) such Original Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and
     (4) all other money in the possession of the Collateral Agent; and

         (xiii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xii);

PROVIDED that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all voting Equity Interests in such Foreign Subsidiary, (C) any shares of stock in or indebtedness of any Restricted Subsidiary (as such terms are used in the

Indenture, to the extent that the Indenture or any New Indenture containing a restriction on "Secured Debt" on the same terms as the Indenture is effective),
(D) any Principal Property (as defined in the Indenture, to the extent that the Indenture or any New Indenture containing a restriction on "Secured Debt" on the same terms as the Indenture is effective), (E) any Fixture and (F) any general intangibles or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any government authority if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. Each Original Lien Grantor shall, if requested to do so by the Collateral Agent, use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Collateral Agent reasonably determines to be material.

     (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. GENERAL REPRESENTATIONS AND WARRANTIES AND COVENANTS. Each Original Lien Grantor represents, warrants and covenants that:

     (a) Such Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

     (b) Schedule 1 lists all Equity Interests in Material Subsidiaries which are Unrestricted Subsidiaries owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (I.E., not through a Subsidiary, a Securities Intermediary or any other Person).

     (c) Schedule 2 lists, as of the Effective Date, (i) all Securities owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries), (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements and
(iii) all Commodity Accounts in respect of which such Lien Grantor is the Commodity Customer; PROVIDED that this representation shall be deemed to be true as of such date if the aggregate fair market value of Securities not listed on Schedule 2, Financial Assets credited to Securities Accounts not listed on Schedule 2 and Commodity Contracts credited to Commodity Accounts not listed on Schedule 2 does not exceed $1,000,000 at such time.

     (d) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any Liens referred to in Section 6.01(b) or Section 6.01(g) of the Credit Agreement. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

     (e) Such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions set forth in the Security Documents or that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

     (f) Such Lien Grantor has not performed any acts that could reasonably be expected to prevent the Collateral Agent from enforcing any of the provisions of the Security Documents or that could reasonably be expected to limit the Collateral Agent in any such enforcement. No financing statement, security agreement or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements or other similar or equivalent documents (a) with respect to Permitted Liens or (b) the filing or recording of which was not authorized by the Lien Grantor in accordance with
Section 9-509 of the UCC. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

     (g) To the extent attachment and creation of Transaction Liens are governed by the laws of a jurisdiction in the United States (including the UCC), the Transaction Liens on all Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

     (h) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the Effective Date.

     (i) When UCC financing statements describing the Collateral as set forth in Schedule A to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Material Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 8(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Material Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings and (iii) actions required under applicable foreign law with respect to any Intellectual Property, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens created by this Agreement or, except for customary motion or court proceedings, for the enforcement of the Transaction Liens.

     (j) Such Lien Grantor has taken, and will continue to take, within a reasonable period after such acquisition or purchase, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors; PROVIDED that no Lien Grantor shall be required to take any such action with respect to (a) Payment Intangibles or promissory notes evidencing indebtedness of any Subsidiary other than a Material Subsidiary which is a Unrestricted Subsidiary or (b) Collateral reasonably determined not to be material by the Company.

     (k) Such Lien Grantor's Collateral is insured as required by the Credit Agreement.

     (l) All of such Lien Grantor's Inventory has or will have been produced in material compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

     (m) As of the Effective Date, no Lien Grantor is the claimant with respect to any Material Commercial Tort Claim. If any Lien Grantor acquires a Material Commercial Tort Claim after the Effective Date, such Lien Grantor will within 30 days of becoming aware of its acquisition of such Material Commercial Tort Claim sign and deliver a Security Agreement Supplement granting a Security Interest in such Material Commercial Tort Claim (which shall be described therein in specificity required to satisfy Official Comment 5 to UCC Section 9-108) to the Collateral Agent for the benefit of the Secured Parties.

     (n) As of the Effective Date, no Lien Grantor is the beneficiary under any letter of credit other than (x) a Supporting Letter Credit and (y) letters of credit with a maximum face amount of less than or equal to $5,000,000. If the Lien Grantor becomes a beneficiary under a Letter of Credit which is not a Supporting Letter of Credit and which has a maximum face amount exceeding $5,000,000, such Lien Grantor will promptly (i) use commercially reasonable efforts to cause the issuer of such letter of credit and each Nominated Person (if any) with respect thereto to consent to an assignment of the proceeds of such letter of credit to the Collateral Agent and (ii) deliver written evidence of such consent to the Collateral Agent.

     (o) No Lien Grantor is a party to any Material Government Contract that has not been notified in writing to the Collateral Agent and made subject to the Transaction Liens. Each Lien Grantor covenants that, if an Event of Default shall have occurred and be continuing, such Lien Grantor will, promptly at the request of the Collateral Agent, execute and deliver to the Collateral Agent all assignments, notices of assignment and other documents required to be filed with
(x) any state or local government or agency or (y) the federal government of the United States or any agency or instrumentality thereof in accordance with the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the "ASSIGNMENT OF CLAIMS ACT"), in either case to insure compliance with the Assignment of Claims Act.

     Section 5. FURTHER ASSURANCES; GENERAL COVENANTS. Each Lien Grantor covenants as follows:

     (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to:

            (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

           (ii) in the case of Pledged Deposit Accounts (other than Deposit Accounts which are not controlled Deposit Accounts due to the operation of
     Section 11(d)) and Pledged Letter-of-Credit Rights with respect to letters of credit which are not Supporting Letters of Credit and have a maximum face amount of more than $5,000,000, cause the Collateral Agent to have Control thereof;

          (iii) enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

           (iv) enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is, to the extent permitted by applicable law, sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 23. The Company will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

     (b)  Such Lien Grantor will not (i) change its name or corporate structure,
(ii) change its location (determined as provided in UCC Section 9-307) or (iii) except with respect to a Permitted Lien, become bound, as provided in UCC
Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(c).

     (c) At least 15 days before it takes any action contemplated by Section 5(b), such Lien Grantor will, at the Company's expense, cause to be delivered to the Collateral Agent an (i) Opinion of Counsel, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose and (ii) a certificate of a Financial Officer of the relevant Lien Grantor to the effect that (A) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (B) except as otherwise agreed by the Required Lenders, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

     (d) If any Collateral which the Collateral Agent, acting reasonably, determines to be material is in the possession or control of a warehouseman, bailee or agent at any time, such Lien Grantor will if requested to do so by the Collateral Agent, (i) notify such warehouseman, bailee or agent of the relevant Transaction Liens, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts to cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and
(iv) make such Authenticated Record available to the Collateral Agent.

     (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; PROVIDED that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing PROVISO, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party. The Collateral Agent will, at the Company's expense, execute and deliver to the relevant Lien Grantor all reasonably requested documents necessary to evidence a release of the Transaction Liens, including if necessary to effect such sale the delivery of any security certificates or Instruments held by the Collateral Agent and any related stock or note powers or other instruments of transfer.

     (f) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Lien Grantor's

Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents. The obligations of the Lien Grantor under this Section are subject to, and the Collateral Agent shall comply with, all applicable confidentiality restrictions.

     Section 6. ACCOUNTS. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Such Lien Grantor will use commercially reasonable efforts to cause to be collected from its account debtors, when due (subject to the immediately succeeding sentence), all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor's historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Lien Grantor or the Collateral Agent, shall be paid by such Lien Grantor.

     (b) If payments with respect to any of such Lien Grantor's Accounts are received in a lockbox or similar account, such Lien Grantor will, commencing on the date that is 60 days after the Effective Date, (i) at all times cause such account to be a Controlled Deposit Account and (ii) cause the relevant depositary bank to subordinate to the relevant Transaction Lien all its claims to such account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto and other similar exceptions reasonably acceptable to the Collateral Agent). The Collateral Agent will instruct the relevant depositary bank to transfer funds credited to any such account, as promptly as practicable after receipt thereof, to a Controlled Deposit Account designated by such Lien Grantor; PROVIDED that, if an Event of Default shall have occurred and be continuing, the Collateral Agent may designate the Controlled Deposit Account to which such funds are transferred.

     (c) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.

     Section 7. INSTRUMENTS. Except as to actions to be taken by the Collateral Agent, each Lien Grantor represents, warrants and covenants as follows:

     (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all Pledged Instruments individually in an amount in excess of $1,000,000 then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other Pledged Instrument individually in an amount in excess of $1,000,000, such Lien Grantor will promptly deliver such Pledged Instrument to the Collateral Agent as Collateral hereunder.

     (b) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Instrument available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

     (c) All Pledged Instruments owned by such Lien Grantor, when delivered to the Collateral Agent, will be indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, with signatures appropriately guaranteed (if required for effective assignment), all in form and substance reasonably satisfactory to the Collateral Agent.

     (d) Upon the delivery of any Pledged Instrument owned by such Lien Grantor to the Collateral Agent, the Transaction Lien on such Collateral will be perfected, subject to no prior Liens or rights of others other than Permitted Liens.

     Section 8. RECORDABLE INTELLECTUAL PROPERTY. Each Lien Grantor covenants as follows:

     (a) On or prior to the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Material Recordable Intellectual Property then owned by it, except with respect to any Material Recordable Intellectual Property that is a Patent or Patent License. On or prior to the day which is 30 days after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to any Material Recordable Intellectual Property that is a Patent or Patent License and is then owned by such Lien Grantor and identified by such Lien Grantor after using commercially reasonable efforts. Within 30 days after each March 31 and September 30 thereafter, it will sign and deliver to the Collateral Agent any Intellectual Property Security Agreement necessary to grant Transaction Liens on all Material Recordable Intellectual Property owned by it on such March 31 or September 30 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Material Recordable Intellectual Property.

     (b) Such Lien Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any Material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any material adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such Material Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor's rights to any Material Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will notify the Collateral Agent within 30 days after it learns thereof and will take such commercially reasonable steps consistent with its past practices, to sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Material Recordable Intellectual Property.

     Section 9. INVESTMENT PROPERTY. Each Lien Grantor represents, warrants and covenants as follows:

     (a) CERTIFICATED SECURITIES. On (i) the Effective Date (in the case of an Original Lien Grantor) or (ii) the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities issued by any Material Subsidiary which is an Unrestricted Subsidiary then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing such a Pledged Certificated Security, such Lien Grantor will promptly deliver such certificate to the Collateral Agent as Collateral hereunder.

The provisions of this subsection are subject to the limitation in Section 9(l) in the case of voting Equity Interests in a Foreign Subsidiary.

     (b) UNCERTIFICATED SECURITIES. On or prior to the day which is 60 (30 if the applicable issuer is a Subsidiary) days after (i) the Effective Date (in the case of an Original Lien Grantor) or (ii) the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and use commercially reasonable efforts to cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each such Pledged Uncertificated Security issued by any Material Subsidiary which is an Unrestricted Subsidiary then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, within 60 days after such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and use commercially reasonable efforts to cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). The provisions of this subsection are subject to (iii) the limitation in Section 9(l) in the case of voting Equity Interests in a Foreign Subsidiary and (iv) Sections 9(m) and 14(c).

     (c)  SECURITY ENTITLEMENTS. On or prior to the day which is 60 days after
(i) the Effective Date (in the case of an Original Lien Grantor) or (ii) the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will, with respect to each Security Entitlement then owned by it, enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Security Entitlement, such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. The provisions of this subsection are subject to Section 14(c).

     (d) COMMODITY ACCOUNTS. On or prior to the day which is 60 days after (i) the Effective Date (in the case of an Original Lien Grantor) or (ii) the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant Commodity Intermediary to enter into) a Commodity Account Control Agreement in respect of each Commodity Account then owned by it and will deliver such Commodity Account Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, such Lien Grantor will, as promptly as practicable, cause each Commodity Contract owned by it to be carried at all times in a Controlled Commodity Account.

     (e) PERFECTION AS TO CERTIFICATED SECURITIES. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Collateral Agent and complies with Section 9(j) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others (other than Liens permitted by Section 6.01(b) or Section 6.01(g) of the Credit Agreement),
(ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (f) PERFECTION AS TO UNCERTIFICATED SECURITIES. When such Lien Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others (other than Liens permitted by Section 6.01(b) or Section 6.01(g) of the Credit Agreement), (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (g) PERFECTION AS TO SECURITY ENTITLEMENTS. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account or to its Investment Property Collateral Account,
(i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens and any other Liens Permitted by Section 6.01(b) or Section 6.01(g) of the Credit Agreement), (ii) the Collateral Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens and any other Liens Permitted by Section 6.01(b) or Section 6.01(g) of the Credit Agreement), may be asserted against the Collateral Agent or any other Secured Party.

     (h) PERFECTION AS TO COMMODITY ACCOUNTS. So long as any Commodity Account is subject to a Commodity Account Control Agreement, (i) the Transaction Liens on such Commodity Account and all Commodity Contracts carried therein will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Commodity Intermediary permitted by such Commodity Account Control Agreement and Liens permitted by Section

6.01(b) or Section 6.01(g) of the Credit Agreement) and (ii) the Collateral Agent will have Control of such Commodity Account and all Commodity Contracts carried therein from time to time.

     (i) AGREEMENT AS TO APPLICABLE JURISDICTION. In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States. In respect of all Commodity Contracts owned by such Lien Grantor and all Commodity Accounts in which such Commodity Contracts are carried, the Commodity Intermediary's jurisdiction (determined as provided in UCC Section 9-305(b)) will at all times be located in the United States.

     (j) DELIVERY OF PLEDGED CERTIFICATES. All Pledged Certificates, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed (if required for effective transfer), all in form and substance reasonably satisfactory to the Collateral Agent.

     (k) COMMUNICATIONS. Each Lien Grantor will promptly upon request by the Collateral Agent give to the Collateral Agent copies of any notices and other communications received by it with respect to (i) Pledged Securities registered in the name of such Lien Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder.

     (l) FOREIGN SUBSIDIARIES. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (B) of the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements. A Lien Grantor will not be obligated to deliver certificates representing Pledged Certificated Securities issued by Foreign Subsidiaries in accordance with Section 9(a) until the day that is 21 days after the Effective Date.

     (m) COMPLIANCE WITH APPLICABLE FOREIGN LAWS. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a legal entity organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a foreign legal entity, the relevant Lien Grantor will take all such action as may be required under the laws of such foreign jurisdiction to ensure that the Transaction Lien on such Collateral ranks prior to all Liens and rights of others therein. If and so long as the Collateral includes any Pledged Uncertificated Security issued by such a foreign legal entity, the relevant Lien Grantor will comply with this subsection, and will not be required to comply with Section 9(b), with respect thereto.

     Section 10. INVESTMENT PROPERTY COLLATERAL ACCOUNTS. (a) At any time when an Event of Default has occurred and is continuing, the Collateral Agent will establish, at an office located in the United States, a Securities Account with respect to each Lien Grantor (such Lien Grantor's "INVESTMENT PROPERTY COLLATERAL ACCOUNT"), in the name and under the exclusive control of the Collateral Agent, to which there shall be credited from time to time (i) all Securities that are to be credited thereto pursuant to Section 14(a) or any other provision of any Security Document, (ii) any other Financial Assets that underlie Security Entitlements included in such Lien Grantor's Collateral and
(iii) the cash proceeds thereof. Each Investment Property Collateral Account will be operated as provided in Section 13.

     (b) The Collateral Agent and each Lien Grantor agree (and will cause the relevant Securities Intermediary, if other than the Collateral Agent, to agree) that (i) such Lien Grantor's Investment Property Collateral Account will be a Securities Account, (ii) the Collateral Agent will be the Entitlement Holder with respect thereto and (iii) all property (whether Investment Property, financial asset, security, instrument, cash or other property) credited to such account will be treated as Financial Assets.

     Section 11. CONTROLLED DEPOSIT ACCOUNTS. Each Lien Grantor represents, warrants and covenants as follows:

     (a) On and after the day which is 60 days after the Effective Date, all cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 13. The provisions of this subsection are subject to Section 11(d).

     (b) In respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 is in effect.

     (c) So long as the Collateral Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its normal operating charges and any uncollected funds previously credited thereto and other similar exceptions reasonably acceptable to the Collateral Agent).

     (d) MATERIALITY EXCEPTION. The Lien Grantors have the right not to comply with the foregoing provisions of this Section with respect to Deposit Accounts having collected balances that do not at any time exceed $10,000,000 in the aggregate for all Lien Grantors. However, if an Event of Default occurs and is continuing, the Administrative Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least ten Business Days' notice of such termination or reduction to the relevant Lien Grantors.

     Section 12. CASH COLLATERAL ACCOUNTS. (a) If and when required for purposes hereof, the Collateral Agent will establish with respect to each Lien Grantor an account (its "CASH COLLATERAL ACCOUNT"), in the name and under the exclusive control of the Collateral Agent, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Loan Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section and Section 13.

     (b) The Collateral Agent shall deposit the following amounts, as and when received by it, in the applicable Lien Grantor's Cash Collateral Account:

            (i) each amount required by Section 2.05(k) of the Credit Agreement to be deposited therein to cover LC Disbursements which have not been reimbursed by the Company;

           (ii) each Cash Distribution required by Section 16 to be deposited therein; and

          (iii) each amount realized or otherwise received by the Collateral Agent with respect to assets of the relevant Lien Grantor upon any exercise of remedies pursuant to any Security Document.

     (c) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection (b) of this Section.

     (d) Unless (x) an Event of Default shall have occurred and be continuing and the Required Lenders shall have instructed the Collateral Agent to stop withdrawing amounts from the Cash Collateral Accounts pursuant to this subsection or (y) the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement, the Collateral Agent shall withdraw amounts from the Cash Collateral Accounts and apply them for the following purposes:

            (i) any amount deposited pursuant to Section 2.05(k) of the Credit Agreement Obligations shall be withdrawn and applied to reimburse LC Disbursements as they become due; PROVIDED that such amount (to the extent not theretofore applied) shall be withdrawn and returned to the Company if and when permitted by said Section 2.05(k).

           (ii) any Cash Distribution deposited pursuant to Section 16 shall, at the relevant Lien Grantor's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Lien Grantor.

     Section 13. OPERATION OF COLLATERAL ACCOUNTS. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.

     (b) Funds held in any Controlled Securities Account or Investment Property Collateral Account may, until withdrawn, be invested and reinvested in such investments as the relevant Lien Grantor shall request from time to time; PROVIDED that, if an Event of Default shall have occurred and be continuing, the Collateral Agent may select such investments.

     (c) Funds held in any Controlled Deposit Account or Cash Collateral Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the relevant Lien Grantor shall request from time to time; PROVIDED that (i) if an Event of Default shall have occurred and be continuing, Collateral Agent may select such Permitted Investments and (ii) if such Permitted Investments are to be held in a Securities Account, either (x) the Collateral Agent is the Entitlement Holder with respect to such Permitted Investments or (y) the relevant Entitlement Holder and the relevant Securities Intermediary shall have theretofore entered into a Securities Account Control Agreement with respect to such Securities Account and delivered it to the Collateral Agent (which shall enter into the same).

     (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 12 applies), the Collateral Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Collateral Agent rescinds such instruction. The Collateral Agent will not rescind such instructions unless an Event of Default shall have occurred and be continuing.

     (e) If an Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or

Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 18.

     (f) If at any time after the occurrence and during the continuance of an Event of Default immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal required to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

     Section 14. TRANSFER OF RECORD OWNERSHIP. (a) At any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable):

            (i) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be (x) transferred of record into the name of the Collateral Agent or its nominee or (y) credited to the relevant Lien Grantor's Investment Property Collateral Account; and

           (ii) cause the Financial Asset underlying each Pledged Security Entitlement to be credited to the relevant Lien Grantor's Investment Property Collateral Account;

     (b) PERFECTION UPON TRANSFER OF RECORD OWNERSHIP. If and when any Pledged Security (whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 14(a), (i) the Transaction Lien on such Pledged Security will be perfected, subject to no prior Liens or rights of others (other than Liens which are permitted by Section 6.01(b) or Section 6.01(g) of the Credit Agreement) , (ii) the Collateral Agent will have Control of such Pledged Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof. If and when any Pledged Security owned by such Lien Grantor is credited to its Investment Property Collateral Account pursuant to Section 14(a), Section 9(g) will apply to the resulting Security Entitlement.

     (c) PROVISIONS INAPPLICABLE AFTER TRANSFER OF RECORD OWNERSHIP. If the provisions of Section 14(a) are implemented, Sections 9(b) and 9(c) shall not thereafter apply to (i) any Pledged Security that is registered in the name of the Collateral Agent or its nominee or (ii) any Security Entitlement in respect of which the Collateral Agent or its nominee is the Entitlement Holder.

     (d) COMMUNICATIONS AFTER TRANSFER OF RECORD OWNERSHIP. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to (i) Pledged Securities registered in the name of the Collateral Agent or its nominee and (ii) Pledged Security Entitlements as to which the Collateral Agent or its nominee is the Entitlement Holder.

     Section 15. RIGHT TO VOTE SECURITIES. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. Unless an Event of Default shall have occurred and be continuing, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

     (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

     Section 16. CERTAIN CASH DISTRIBUTIONS. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 13. Cash Distributions received after the date which is 60 days after the Effective Date with respect to any Pledged Equity Interest or Pledged Indebtedness that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Collateral Agent or its nominee) shall be deposited, promptly upon receipt thereof, in a Controlled Deposit Account of the relevant Lien Grantor; PROVIDED

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that, if an Event of Default shall have occurred and be continuing, the
Collateral Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Lien Grantor's Cash Collateral Account.

     Section 17. REMEDIES UPON EVENT OF DEFAULT. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 18 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 20.

     (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

            (i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; PROVIDED that such licenses or sublicenses do not conflict with any existing license of which the Collateral Agent shall have received a copy;

           (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and

          (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

     Section 18. APPLICATION OF PROCEEDS. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

          FIRST,    to pay the expenses of such sale or other disposition,
     including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to
     Section 19 or pursuant to Section 12.03 of the Credit Agreement;

          SECOND,   to pay the unpaid principal of the Secured Obligations
     ratably (or provide for the payment thereof pursuant to Section 18(b)), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

          THIRD,    to pay ratably (i) all interest (including Post-Petition
     Interest) on the Secured Obligations and (ii) all commitment fees and participation fees payable under the Credit Agreement, until payment in full of all such interest and fees shall have been made;

          FOURTH,   to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 18(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

          FINALLY, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

PROVIDED that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses FIRST, SECOND, THIRD and FOURTH only to the extent permitted by the limitation in Section 2(i). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 18(b), be payable pursuant to Section 18(a) in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (E.G., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 18(b) rather than Section 18(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; PROVIDED that, if the other Secured Obligations theretofore paid pursuant to the same clause of
Section 18(a) (I.E., clause SECOND or FOURTH) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of
Section 18(a). If (i) the holder of such Contingent Secured

Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 18(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 18(a).

     (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 22(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

     Section 19. FEES AND EXPENSES; INDEMNIFICATION. (a) The Company will forthwith upon demand pay to the Collateral Agent:

            (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

           (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents;

          (iii) the amount of any fees that the Company shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

           (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 21 and 22).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to ABR Loans for such day.

     (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

     (c) The Company shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

     Section 20. AUTHORITY TO ADMINISTER COLLATERAL. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

PROVIDED that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC
Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); PROVIDED that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

     Section 21. LIMITATION ON DUTY IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

     Section 22. GENERAL PROVISIONS CONCERNING THE COLLATERAL AGENT. (a) AUTHORITY. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

     (b) RIGHTS AND POWERS AS A SECURED PARTY. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or Affiliate thereof as if it were not the Collateral Agent hereunder.

     (c) LIMITED DUTIES AND RESPONSIBILITIES. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing,
(i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02 of the Credit Agreement) and (iii) except as expressly set forth in the Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Company or any Subsidiary that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02 of the Credit Agreement) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Company or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Security Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (D) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document or (E) the satisfaction of any condition set forth in any Security Document.

       (d) AUTHORITY TO RELY ON CERTAIN WRITINGS, STATEMENTS AND ADVICE. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

     (e) SUB-AGENTS AND RELATED PARTIES. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 21 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

     (f) INFORMATION AS TO SECURED OBLIGATIONS AND ACTIONS BY SECURED PARTIES. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Secured Parties, their Secured Obligations and actions taken by them, (ii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) the Company, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

     (g) Within two Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send to the Lenders and each Secured Party Requesting Notice, copies of any certificate designating additional obligations as Secured Obligations received by the Collateral Agent pursuant to Section 25 and any notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 17, 18, 20, 22(i) or 23.

     (h) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

     (i) RESIGNATION; SUCCESSOR COLLATERAL AGENT. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Company. Upon any such resignation, the Required

Lenders shall have the right, in consultation with the Company, to appoint a successor Collateral Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Company and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section and
Section 21 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

     Section 23. TERMINATION OF TRANSACTION LIENS; RELEASE OF COLLATERAL. (a) The Transaction Liens granted by each Subsidiary Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

     (b) The Transaction Liens granted by the Company shall terminate on the first date on which all the Release Conditions are satisfied.

     (c) The Transaction Liens granted by the relevant Lien Grantor (x) with respect to any Pledged Accounts shall automatically terminate when such Accounts have become Transferred Accounts and (y) with respect to any other Collateral shall automatically terminate upon the sale of such Collateral to a Person other than the Company or a Subsidiary Guarantor in a transaction not prohibited by the Credit Agreement. In each case, such termination shall not require the consent of any Secured Party, and the Collateral Agent and any third party shall be fully protected in relying on a certificate of any Lien Grantor as to whether any Pledged Accounts qualify as Transferred Accounts (including without limitation whether the transfer thereof is permitted under the Credit Agreement and this Agreement) and as to whether any sale of Collateral is not prohibited by the Credit Agreement.

     (d) At any time before the Transaction Liens granted by the Company terminate, the Collateral Agent may, at the written request of the Company, (i) release any Collateral (but not any substantial portion of the Collateral) with the prior written consent of the Required Lenders or (ii) release any substantial portion of the Collateral with the prior written consent of all Lenders.

     (e) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be, and return to the Company any such Collateral held by the Collateral Agent including if necessary to effect any sale or release of the Transaction Liens the delivery of any security certificates or instruments held by the Collateral Agent and any related stock or note powers or other instruments of transfer.

     Section 24. ADDITIONAL SUBSIDIARY GUARANTORS AND LIEN GRANTORS. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Subsidiary Guarantor" and a "Lien Grantor" as defined herein.

     Section 25. ADDITIONAL SECURED OBLIGATIONS. The Company may from time to time designate its obligations under any Rate Protection Agreement as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a Financial Officer of the Company that
(i) identifies such Rate Protection Agreement, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof and (ii) states that the Company's obligations thereunder are designated as Secured Obligations for purposes hereof.

     Section 26. SECURITIZATION COLLATERAL. Notwithstanding anything contained herein to the contrary, the Collateral Agent hereby agrees as follows:

     (a) (i) Until the date on which amounts owed under the Securitization Documents have been paid in full in cash in accordance with the terms thereof and the Securitization Documents have terminated in accordance with their terms, the Collateral Agent agrees that, upon exercising its rights with respect to the Securitization Collateral, it will not take any action adverse to the interests of the Purchasers or the Receivables Agent, including, without limitation, (A) causing the Receivables Seller or the Transferring Subsidiary to violate or breach any term or provision in any Securitization Document, (B) making any dividends or distributions on such Securitization Collateral, (C) amending or altering any of the Receivables Seller's or Transferring Subsidiary's organizational documents or (D) causing the Receivables Seller to incur any debt, other than in each case, as may be allowed in the Securitization Documents; provided that any prepayment or termination of the RPA in accordance with the terms of the Securitization Documents shall not be deemed adverse to the interests of the Purchasers or the Receivables Agent;

           (ii) In the event that the Collateral Agent receives any payments or funds relating to the Receivables Assets (other than proceeds of Receivables Assets which are permitted to be paid to the Company or Transferring Subsidiary in accordance with the terms of the Securitization Documents) prior to the date on which all amounts owed under the Securitization Documents have been paid in full in cash in accordance with the terms thereof and the Securitization Documents have terminated in accordance with their terms, the Collateral Agent shall hold such payments or funds in trust for the benefit of the Receivables Agent, and shall promptly transfer such payments or funds to the Receivables Agent;

          (iii) The provisions of this Section 26 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the amounts owed under the Securitization Documents is rescinded or must otherwise be returned by the Receivables Agent or the Purchasers upon the insolvency, bankruptcy or reorganization of the Receivables Seller, the Company, the Transferring Subsidiary or otherwise, all as though such payment had not been made; and

           (iv) Prior to the date on which all amounts owed under the Securitization Documents have been paid in full in cash in accordance with the terms thereof and the Securitization Documents have terminated in accordance with their terms, the Collateral Agent shall not object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to the Company or the Receivables Seller or their respective property) or object to or contest in any other manner (A) the interests of the Receivable Seller and its successors and assigns in any of the Receivable Assets transferred by the Company or its affiliates to the Receivables Seller pursuant to the Securitization Documents or (B) the interests of the Receivables Agent or the Purchasers in the Receivable Assets. The Collateral Agent shall not object to or contest in any manner the receipt of any payment by the Receivables Agent or the Purchasers with respect to the Receivables Assets for the satisfaction of the Purchaser Interests.

     (b) The Receivables Agent shall be a third-party beneficiary with respect to this Section 26.

     (c) So long as all amounts under the Securitization Documents have not been paid in full in cash in accordance with the terms thereof and the Securitization Documents have not terminated in accordance with their terms, this Section 26 shall not be amended, modified or supplemented without the prior written consent of the Receivables Agent, which consent shall be at the sole discretion of the Receivables Agent, and the provisions of this Section 26 shall be contained in any agreement that amends and restates this Agreement. The Collateral Agent agrees that it shall not enter into any additional agreement that would adversely affect the rights of the Receivables Agent as provided hereunder.

     Section 27. NOTICES. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

          (a) in the case of any Lien Grantor listed on the signature pages hereof:

                 c/o Cummins Inc.
                 500 Jackson Street
                 Box 3005
                 Columbus, Indiana
                 Attention:  Vice President - Treasurer
                 Facsimile:  812 377-3347

          (b) in the case of any other Lien Grantor, its address, facsimile number or e-mail address set forth in its first Security Agreement Supplement;

          (c)    in the case of the Collateral Agent:

                 JPMorgan Chase Bank
                 270 Park Avenue
                 New York, NY 10017
                 Attention: Fran Giacalone
                 Facsimile: 212 552-5650

          (d) in the case of any Secured Party or Agent, to the Collateral Agent to be forwarded to such Secured Party or Agent at its address or facsimile number specified in or pursuant to Section 12.01 of the Credit Agreement; or

          (e) in the case of any Secured Party Requesting Notice, such address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to the Collateral Agent.

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the Collateral Agent and the Lien Grantors in the manner specified above.

     Section 28. NO IMPLIED WAIVERS; REMEDIES NOT EXCLUSIVE. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

     Section 29. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

     Section 30. AMENDMENTS AND WAIVERS. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Lenders as are required to consent thereto under
Section 12.02 of the Credit Agreement. No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.

     Section 31. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (a) Each Lien Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan

Document, or for recognition or enforcement of any judgment arising out of or relating to any Loan Document, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Collateral Agent or any other Secured Party or Agent may otherwise have to bring any action or proceeding relating to any Loan Document against any Lien Grantor or its properties in the courts of any jurisdiction.

     (b) Each Lien Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 27. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 32. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 33. JUDGMENT CURRENCY. If, under any applicable law and whether pursuant to a judgment being made or registered against any Lien Grantor or for any other reason, any payment under or in connection with any Loan Document is made or satisfied in a currency (the "OTHER CURRENCY") other than that in which the relevant payment is due (the "REQUIRED CURRENCY") then, to the extent that the payment (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the party entitled thereto (the "PAYEE") to purchase the Required Currency with the Other Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by the Payee falls short of the amount due under the terms of any Loan Document, such Lien Grantor shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless the Payee against the amount of such short-fall. For the purpose of this Section, "rate of exchange" means the rate at which the Payee is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any premium and other costs of exchange.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  CUMMINS INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                              SUBSIDIARY GUARANTORS:

                                  FLEETGUARD, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                  ONAN CORPORATION


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                  UNIVERSAL SILENCER, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                  CUMMINS ENGINE IP, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                  CUMMINS FILTRATION IP, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                  CUMMINS POWERGEN IP, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                  CUMMINS INTELLECTUAL
                                    PROPERTY, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                  JPMORGAN CHASE BANK, as Collateral
                                    Agent

                                  By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                                      SCHEDULE 1

                    EQUITY INTERESTS IN MATERIAL SUBSIDIARIES
                             WHICH ARE UNRESTRICTED
                           SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (AS OF THE EFFECTIVE DATE)

                              JURISDICTION                                  NUMBER OF
                                   OF           OWNER OF       PERCENTAGE   SHARES OR
           ISSUER             ORGANIZATION   EQUITY INTEREST      OWNED       UNITS
---------------------------   ------------   ---------------   ----------   ---------
Universal Silencer, Inc.      Indiana        Cummins Inc.      100%
Cummins Engine (China)        China          Cummins Inc.      100%
Investment Co. Ltd.
Cummins Engine Company Pty.   Australia      Cummins Inc.      100%
Limited
Cummins Receivables Corp.     Delaware       Cummins Inc.      100%

                                      S-1-1

                                                                      SCHEDULE 2

                               INVESTMENT PROPERTY
                  (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES)
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (AS OF THE EFFECTIVE DATE)

                              PART 1 -- SECURITIES

                                             JURISDICTION
                                                   OF                                     AMOUNT         TYPE OF
           ISSUER                             ORGANIZATION          OWNER OF SECURITIES   OWNED         SECURITY
----------------------------           --------------------------   -------------------   ------   ---------------------
Consolidated Diesel, Inc.              Delaware Corporation                                 50%    Common Stock
Consolidated Diesel Company            North Carolina Partnership                           50%    Partnership Interest
Cummins Komatsu Engine Company         Indiana Partnership                                  50%    Partnership Interest
Cummins Mercury Marine Diesel, LLC     Delaware LLC                                         50%    Equity Interest
Emerachem LLC                          Delaware LLC                                         15%    Equity Interest
Enceratec, Inc.                        Maryland Corporation                                 50%    Common Stock
Innovative Computing Corp.             Oklahoma Corporation                                 19%    Preferred Stock
Pacific World Trade, Inc.              Indiana  Corporation                                 43%    Common Stock
PBB Transit Corp.                      Delaware Corporation                                 19%    Preferred Stock
Wabco Compressor                       Delaware                                             30%    Common Stock
Manufacturing, Inc.                    Corporation
INTERNATIONAL INVESTMENTS
CD Power Rent, S. de R.L. de C.V.      Mexico                                               50%    Equity Interest
C.G. Newage electrical Ltd.            India                                                50%    Equity Interest
Chongqing Cummins Engine               China                                                50%    Equity Interest
Co., Ltd.

                                      S-2-1

Dongfeng Cummins Engine Co. Ltd.       China                                                50%    Equity Interest
European Engine Alliance SRL           Italy                                              33.3%    Equity Interest
Fleetguard Filtration                  India                                                37%    Equity Interest
Systems India Pte. Ltd.
Industrial Power Alliance, Ltd.        Japan                                                50%    Equity Interest
KamDizel J.E.                          Russia                                               50%    Equity Interest
Komatsu Cummins Chile, Ltda.           Chile                                                20%    Equity Interest
Komatsu Cummins Engine Co. Ltd.        Japan                                                50%    Equity Interest
Markon Sawafuji Ltd.                   U.K.                                                 40%    Equity Interest
NAP Holdings, Ltd.                     Singapore                                          18.8%    Equity Interest
Powertrain Industria e Comercio Ltda.  Brazil                                               50%    Equity Interest
Shanghai Fleetguard Filter Co., Ltd.   China                                                50%    Equity Interest
Tata Cummins Ltd.                      India                                                50%    Equity Interest
Tata Holset Private Ltd.               India                                                50%    Equity Interest
VC Lubricating Oil Co. Ltd.            China                                                50%    Equity Interest

                          PART 2 -- SECURITIES ACCOUNTS

The Original Lien Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

                      SECURITIES
    OWNER            INTERMEDIARY      ACCOUNT NUMBER
--------------      --------------    ----------------
None

                                      S-2-2

                                      S-2-3

                          PART 3 -- COMMODITY ACCOUNTS

The Original Lien Grantors are Commodity Customers with respect to the following Commodity Accounts:

                      COMMODITY
    OWNER            INTERMEDIARY      ACCOUNT NUMBER
--------------      --------------    ----------------
None

                                      S-2-4

                                                                      SCHEDULE 3

                              INTELLECTUAL PROPERTY

                             CUMMINS ENGINE IP INC.

                          U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                    REG. NO.        REG. DATE
--------------------------------------   ---------------   -------------
POWERING PEOPLE                          S/N 75878264
SMARTPOWER                                    2484469
1-800-DIESELS                                 2576927
CEALASTIC                                     2052227
SMARTPOWER                                    2048808
TRITECH                                       1963278
CENTRY                                        1907115
PREMIUM BLUE                                  1543190
NOW                                           1514858
GEN-PAC                                       1353721
BIG CAM                                       1377888
BIG CAM                                       1378014
UPRATE                                        1340575
UPRATE                                        1353715
UP RATE                                       1309696
UP RATE                                       1349171
C CUMMINS                                     1124765
C CUMMINS                                     1090272
VMS                                           1093447
RECON                                          800956
PT                                             626901
PT                                             615491
CUMMINS                                        579346

                           CUMMINS FILTRATION IP INC.

                          U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                    REG. NO.        REG. DATE
--------------------------------------   ---------------   -------------
CP                                             779454
NELSON LOGO                                   1139392
NELSON LOGO                                   1715271
ACOUSTI TUBE                                  2237580

                                      S-3-1

ACCOUSTI RING                                 2259861
WINSLOW (Stylized W)                           949798
WINSLOW (Word)                                 588694
ECO-CLEAN                                     2041808
ECO CLEAN LOGO                                2152096
WE'RE LEADING A QUIET REVOLUTION              1900351
FLEETGUARD                                    0786012
ST LOGO                                  S/N 78179162
SEPARATION TECHNOLOGIES                       2100565

                            CUMMINS POWERGEN IP, INC.

                          U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                    REG. NO.        REG. DATE
--------------------------------------   ---------------   -------------
POWERSENTRY                                   2245620
GENVERTER                                     2173492
ROADIES                                       1924280
POWERCOMMAND                                  1973250
EMERALD                                       1984390
QUIET SITE                                    1723287
ONAN                                          1091393
ONAN                                          1087197
AQUALIFT                                      1177857
ONAN                                          1175828
HYDRA-GEN                                     0977183
IDLE-MATIC                                    0749343
READI-PULL                                    0698522
ONAN                                          0649254
VACU-FLO                                      0665953

                                      S-2-2

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT

                          SECURITY AGREEMENT SUPPLEMENT

     SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and JPMorgan Chase Bank, as Collateral Agent.

     WHEREAS, Cummins Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent, are parties to a Guarantee and Security Agreement dated as of November 5, 2002 (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT") under which Cummins Inc. secures certain of its obligations (the "SECURED OBLIGATIONS") and the Subsidiary Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

     WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;(1) and

     WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. SECURED GUARANTEE.(2) The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Agent, the Lien Grantor becomes a "Subsidiary Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

----------
     (1) If the Lien Grantor is the Company, delete this recital and Section 1 hereof.

     (2) Delete this Section if the Lien Grantor is the Company or a Subsidiary Guarantor that is already a party to the Security Agreement.

     2. GRANT OF TRANSACTION LIENS. (a) In order to secure [its Secured Guarantee](3) [the Secured Obligations](4), the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

     [describe property being added to the Collateral](5)

            (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that
     (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

            (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

     3. DELIVERY OF COLLATERAL. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor is complying with the provisions of Section 7 of the Security Agreement with respect to Instruments and either Section 9 or Section 14(a) (whichever is applicable) of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

     4. PARTY TO SECURITY AGREEMENT. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Subsidiary Guarantor and a Lien Grantor thereunder and be

----------
     (3)  Delete bracketed words if the Lien Grantor is the Company.

     (4)  Delete bracketed words if the Lien Grantor is a Guarantor.

     (5) If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xi) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.(6)

     5. ADDRESS OF LIEN GRANTOR. The address, facsimile number and e-mail address of the Lien Grantor for purposes of Section 27(b) of the Security Agreement are:

     [address, facsimile number and e-mail address of Lien Grantor]

     6. REPRESENTATIONS AND WARRANTIES.(7) (a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

            (b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof.

            (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien or a Permitted Lien) on any of its assets other than (i) the filing of UCC financing statements, (ii) Intellectual Property Filings or (iii) actions required under applicable foreign law with respect to Intellectual Property.

            (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

            (e) Each of the representations and warranties set forth in Sections 4 through 14 of the Security Agreement is true as applied to the

----------
     (6) Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

     (7)  Modify as needed if the Lien Grantor is not a corporation.

     Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

     7. [COMPLIANCE WITH FOREIGN LAW. The Lien Grantor represents that it has taken, and agrees that it will continue to take, all actions required under the laws (including the conflict of laws rules) of its jurisdiction of organization to ensure that the Transaction Liens on the New Collateral rank prior to all Liens and rights of others therein other than Permitted Liens.(8)]

     8. GOVERNING LAW. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     [NAME OF LIEN GRANTOR]


                                     By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                     JPMORGAN CHASE BANK, as Collateral
                                       Agent


                                     By:
                                          ---------------------------------
                                          Name:
                                          Title:
----------
     (8) Include Section 7 if the Lien Grantor is organized under the laws of a jurisdiction outside the United States.

                                                                      SCHEDULE 1
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT

                               EQUITY INTERESTS IN
                         MATERIAL SUBSIDIARIES WHICH ARE
                            UNRESTRICTED SUBSIDIARIES
                              OWNED BY LIEN GRANTOR

                           JURISDICTION
                                OF            PERCENTAGE          NUMBER OF
         ISSUER            ORGANIZATION         OWNED          SHARES OR UNITS
----------------------   ----------------   --------------   -------------------

                                                                      SCHEDULE 2
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT

                               INVESTMENT PROPERTY
                  (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES)
                              OWNED BY LIEN GRANTOR

                              PART 1 -- SECURITIES

                           JURISDICTION
                                OF             AMOUNT             TYPE OF
         ISSUER            ORGANIZATION         OWNED             SECURITY
----------------------   ----------------   --------------   -------------------

                          PART 2 -- SECURITIES ACCOUNTS

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:(9)

       SECURITIES INTERMEDIARY              ACCOUNT NUMBER
-------------------------------          --------------------

----------
     (9) If any such Securities Account holds material long-term investments and is not a trading account, more detailed information as to such investments could appropriately be required to be disclosed in this Schedule.

                          PART 3 -- COMMODITY ACCOUNTS

The Lien Grantor is the Commodity Customer with respect to the following Commodity Accounts:

     COMMODITY INTERMEDIARY                 ACCOUNT NUMBER
-------------------------------          --------------------

                                                                      SCHEDULE 2
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT

                              INTELLECTUAL PROPERTY

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT

                 (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)

     WHEREAS, [name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "LIEN GRANTOR") owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

     WHEREAS, Cummins Inc. (the "COMPANY"), certain other Borrowers party thereto (together with the Company, the "BORROWERS"), the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, are parties to a Credit Agreement dated as of November 5, 2002 (as amended from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of November 5, 2002 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among the Company, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Copyright Security Agreement), the Lien Grantor has [secured certain of its obligations (the "SECURED OBLIGATIONS")](2) [guaranteed certain obligations of the Borrowers and secured such guarantee (the "LIEN GRANTOR'S SECURED GUARANTEE")](3) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee], a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being

----------
     (1)  Modify as needed if the Lien Grantor is not a corporation.

     (2) Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.

     (3)  Delete these bracketed words if the Lien Grantor is the Company.

herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

            (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

           (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

          (iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and identified in Schedule 1), and all rights and benefits of the Lien Grantor under any Copyright License (including, without limitation, any Copyright License identified in Schedule 1);

     PROVIDED that the following property is excluded from the foregoing security interest: any general intangibles or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any government authority if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. The Lien Grantor shall, if requested to do so by the Grantee, use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Grantee reasonably determines to be material.

          The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited by the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of __________, ____.

                                  [NAME OF LIEN GRANTOR]


                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


Acknowledged:

JPMORGAN CHASE BANK,
as Collateral Agent


By:
     --------------------------------
     Name:
     Title:

STATE OF ____________             )
                                      ) ss.:
COUNTY OF __________              )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "COMPANY"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________,
____.


[Seal]


--------------------------------
Signature of notary public
My Commission expires __________

                                                                      SCHEDULE 1
                                                                    TO COPYRIGHT
                                                              SECURITY AGREEMENT

                             [NAME OF LIEN GRANTOR]

                             COPYRIGHT REGISTRATIONS

                                                                EXPIRATION
  REGISTRATION NO.      REGISTRATION DATE         TITLE            DATE
-------------------   ---------------------   -------------   ---------------

                             COPYRIGHT APPLICATIONS

   CASE NO.        SERIAL NO.      COUNTRY       DATE       FILING TITLE
--------------   -------------   -----------   --------   ----------------

                               COPYRIGHT LICENSES

    NAME OF             PARTIES              DATE OF       SUBJECT
   AGREEMENT       LICENSOR/LICENSEE        AGREEMENT      MATTER
--------------   ---------------------   --------------   ----------

                                                                       EXHIBIT C
                                                           TO SECURITY AGREEMENT

                            PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

     WHEREAS, [name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "LIEN GRANTOR") owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

     WHEREAS, Cummins Inc. (the "COMPANY"), certain other Borrowers party thereto (together with the Company, the "BORROWERS"), the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, are parties to a Credit Agreement dated as of November 5, 2002 (as amended from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of November 5, 2002 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among the Company, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Patent Security Agreement), the Lien Grantor has [secured certain of its obligations (the "SECURED OBLIGATIONS")](2) [guaranteed certain obligations of the Borrowers and secured such guarantee (the "LIEN GRANTOR'S SECURED GUARANTEE")](3) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee], a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being

----------
     (1)  Modify as needed if the Lien Grantor is not a corporation.

     (2) Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.

     (3)  Delete these bracketed words if the Lien Grantor is the Company.

herein collectively referred to as the "PATENT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

            (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in
     Schedule 1 hereto;

           (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent identified in Schedule 1 hereto) and all rights and benefits of the Lien Grantor under any Patent License (including, without limitation, any Patent License identified in Schedule 1 hereto).

     PROVIDED that the following property is excluded from the foregoing security interest: any general intangibles or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any government authority if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. The Lien Grantor shall, if requested to do so by the Grantee, use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Grantee reasonably determines to be material.

          The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited by the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.

                                  [NAME OF LIEN GRANTOR]


                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


Acknowledged:

JPMORGAN CHASE BANK,
    as Collateral Agent


By:
     ---------------------------------
     Name:
     Title:

STATE OF ____________             )
                                      ) ss.:
COUNTY OF __________              )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "COMPANY"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________,
____.


[Seal]


--------------------------------
Signature of notary public
My Commission expires __________

                                                                      SCHEDULE 1
                                                                       TO PATENT
                                                              SECURITY AGREEMENT

                             [NAME OF LIEN GRANTOR]

                           PATENTS AND DESIGN PATENTS

  PATENT NO.       ISSUED       EXPIRATION       COUNTRY       TITLE
--------------   ----------   --------------   -----------   ---------

                               PATENT APPLICATIONS

  CASE NO.      SERIAL NO.       COUNTRY       DATE      FILING TITLE
-----------   --------------   -----------   --------   ---------------

                                 PATENT LICENSES

   NAME OF             PARTIES             DATE OF        SUBJECT
  AGREEMENT       LICENSOR/LICENSEE       AGREEMENT       MATTER
-------------   ---------------------   -------------   -----------

                                                                       EXHIBIT D
                                                           TO SECURITY AGREEMENT

                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)

     WHEREAS, [name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "LIEN GRANTOR") owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

     WHEREAS, Cummins Inc. (the "COMPANY"), certain other Borrowers party thereto (together with the Company, the "BORROWERS"), the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, are parties to a Credit Agreement dated as of November 5, 2002 (as amended from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of November 5, 2002 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among the Company, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Trademark Security Agreement), the Lien Grantor has [secured certain of its obligations (the "SECURED OBLIGATIONS")](2) [guaranteed certain obligations of the Borrowers and secured such guarantee (the "LIEN GRANTOR'S SECURED GUARANTEE")](3) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor's Secured Guarantee], a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being

----------
     (1)  Modify as needed if the Lien Grantor is not a corporation.

     (2) Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.

     (3)  Delete these bracketed words if the Lien Grantor is the Company.

herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

            (i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

           (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Lien Grantor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

     PROVIDED that the following property is excluded from the foregoing security interest: any general intangibles or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any government authority if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. The Lien Grantor shall, if requested to do so by the Grantee, use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Grantee reasonably determines to be material.

          The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited by the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, ____.

                                  [NAME OF LIEN GRANTOR]


                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


Acknowledged:

JPMORGAN CHASE BANK,
     as Collateral Agent


By:
     --------------------------------
     Name:
     Title:

STATE OF ____________             )
                                  ) ss.:
COUNTY OF __________              )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "COMPANY"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________,
____.

[Seal]


--------------------------------
Signature of notary public
My Commission expires __________

                                                                      SCHEDULE 1
                                                                    TO TRADEMARK
                                                              SECURITY AGREEMENT

                             [NAME OF LIEN GRANTOR]

                          U.S. TRADEMARK REGISTRATIONS

  TRADEMARK                         REG. NO.         REG. DATE
-------------                 ------------------   -------------

                           U.S. TRADEMARK APPLICATIONS

  TRADEMARK                         REG. NO.         REG. DATE
-------------                 ------------------   -------------

                               TRADEMARK LICENSES

   NAME OF            PARTIES             DATE OF        SUBJECT
  AGREEMENT      LICENSOR/LICENSEE       AGREEMENT       MATTER
------------   ---------------------   -------------   -----------

                                                                       EXHIBIT E
                                                           TO SECURITY AGREEMENT

                           PERFECTION CERTIFICATE(1)

     The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of November 5, 2002 among Cummins Inc., the Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

     A.   Information Required for Filings and Searches for Prior Filings.

            1. JURISDICTION OF ORGANIZATION. The Lien Grantor is a corporation(2) organized under the laws of _____________.

            2. NAME. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

            3. PRIOR NAMES. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

           (b) Except as set forth in Schedule __ hereto, the Lien Grantor has not changed its corporate structure(3) in any way within the past five years.

----------
     (1) This certificate may require substantial modifications, E.G., if the Lien Grantor is newly formed or if filings and file searches are to occur after the closing.

     (2)  Modify as needed if the Lien Grantor is not a corporation.

     (3) Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

            4. FILING OFFICE. In order to perfect the Transaction Liens granted by the Lien Grantor, to the extent such Transaction Liens can be perfected by filing under the UCC, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in _________.

     B. Additional Information Required for Searches for Prior Filings Under Old Article 9.

            1. CURRENT LOCATIONS. (a) The chief executive office of the Lien Grantor is located at the following address:

MAILING ADDRESS                      COUNTY           STATE
-----------------------------        --------------   --------------

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

           (b) The following are all places of business of the Lien Grantor not identified above:

MAILING ADDRESS                      COUNTY           STATE
-----------------------------        --------------   --------------

           (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:

MAILING ADDRESS                      COUNTY           STATE
-----------------------------        --------------   --------------

            (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's
     Inventory:

MAILING ADDRESS                      COUNTY           STATE
-----------------------------        --------------   --------------

            2. PRIOR LOCATIONS. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

           (b)      Set forth below is the information required by paragraphs
     (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:

     IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________,
____.


                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                     SCHEDULE __
                                                       TO PERFECTION CERTIFICATE

                             COLLATERAL DESCRIPTION

     The collateral shall include each of the following, whether now owned or existing or hereafter acquired or arising and regardless of where located: all Accounts, all Chattel Paper, all Deposit Accounts, all Documents, all Equipment, all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property), all Instruments (including all Intercompany Notes), all Inventory, all Investment Property, all Letter-of-Credit Rights; all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral, such Original Lien Grantor's ownership interest in its Collateral Accounts, all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, all cash held in its Collateral Accounts from time to time and all other money in the possession of the Collateral Agent; and all Proceeds of the Collateral described in the foregoing.

     The following property is excluded from the foregoing security interests:
(A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all voting Equity Interests in such Foreign Subsidiary, (C) any shares of stock in or indebtedness of any Restricted Subsidiary (as such terms are used in the Indenture, to the extent that the Indenture or any New Indenture containing a restriction on "Secured Debt" on the same terms as the Indenture is effective),
(D) any Principal Property (as defined in the Indenture, to the extent that the Indenture or any New Indenture containing a restriction on "Secured Debt" on the same terms as the Indenture is effective), (E) any Fixture and (F) any general intangibles or other rights arising under any contract, instrument, license or other document or under any law, regulation, permit, order or decree of any government authority if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. Each Original Lien Grantor shall, if requested to do so by the Collateral Agent, use all commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Collateral Agent reasonably determines to be material.

     TERMS DEFINED IN UCC. As used herein, each of the following terms has the meaning specified in the UCC:

TERM                                                                            UCC
----                                                                            ---
Account                                                                         9-102
Authenticate                                                                    9-102
Certificated Security                                                           8-102
Chattel Paper                                                                   9-102
Commercial Tort Claim                                                           9-102
Commodity Account                                                               9-102
Commodity Contract                                                              9-102
Commodity Customer                                                              9-102
Commodity Intermediary                                                          9-102
Deposit Account                                                                 9-102
Document                                                                        9-102
Entitlement Holder                                                              8-102
Entitlement Order                                                               8-102
EQUIPMENT                                                                       9-102
Financial Asset                                                                 8-102 & 103
FIXTURE                                                                         9-102
General Intangibles                                                             9-102
Instrument                                                                      9-102
Inventory                                                                       9-102
Investment Property                                                             9-102
Letter-of-Credit Right                                                          9-102
Payment Intangible                                                              9-102
Record                                                                          9-102
Securities Account                                                              8-501
Securities Intermediary                                                         8-102
Security                                                                        8-102 & 103
Security Entitlement                                                            8-102
Supporting Obligations                                                          9-102
Uncertificated Security                                                         8-102

     ADDITIONAL DEFINITIONS. The following terms, as used herein, have the following respective meanings:

     "CASH COLLATERAL ACCOUNT" has the meaning specified in Section 12 to the Guarantee and Security Agreement.

     "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to the Security Documents. When used with respect to a specific

Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

     "COLLATERAL ACCOUNTS" means the Cash Collateral Accounts, the Controlled Deposit Accounts, the Controlled Securities Accounts and the Investment Property Collateral Accounts.

     "COLLATERAL AGENT" means JPMorgan Chase Bank, in its capacity as collateral agent under the Loan Documents.

     "COMPANY" means Cummins Inc., an Indiana corporation.

     "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

     "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Collateral Agent and such Securities Intermediary.

     "CREDIT AGREEMENT" means the Credit Agreement dated as of November __, 2002 among the Company, Cummins Engine Co. Ltd., Cummins Power Generation Ltd., Newage International Limited, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, LC Issuing Bank and Swingline Lender.

     "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Lien Grantor, an agreement among such Lien Grantor, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto and other similar exceptions reasonably acceptable to the Collateral Agent).

     "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

     "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof,
(v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

     "FOREIGN SUBSIDIARY" means any Subsidiary which is a "controlled foreign corporation" within the meaning of the Code.

     "GUARANTEE AND SECURITY AGREEMENT" means the Guarantee and Security Agreement dated as of November __, 2002 among the Company, the Subsidiary Guarantors, and the Collateral Agent

     "INDENTURE" means the indenture dated as of March 1, 1986 between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to The Chase Manhattan Bank (National Association)), as trustee, as amended and supplemented prior to the Effective Date.

     "INTERCOMPANY NOTE" means a promissory note evidencing loans or advances made by the Company or any Subsidiary Guarantor to any Material Subsidiary that is an Unrestricted Subsidiary.

     "INVESTMENT PROPERTY COLLATERAL ACCOUNT" has the meaning specified in
Section 10 to the Guarantee and Security Agreement.

     "LIEN GRANTORS" means the Company and the Subsidiary Guarantors.

     "LOAN DOCUMENTS" means the Credit Agreement and the Security Documents.

     "MATERIAL SUBSIDIARY" means each Subsidiary listed on Schedule 3.07 to the Credit Agreement and identified on such Schedule as a Material Subsidiary, and any other (a) Unrestricted Subsidiary with total assets of more than $25,000,000 or (b) Restricted Subsidiary with total assets of more than $100,000,000, in each case calculated as of the last day of the most recent fiscal quarter of the Company for which financial statements were delivered under Section 5.04. to the Credit Agreement.

     "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

     "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

     "SECURED OBLIGATIONS" means (i) all principal of all Loans and obligations to reimburse LC Disbursements outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and reimbursement obligations and all other amounts now or hereafter payable by the Borrowers pursuant to the Loan Documents and (ii) all obligations (if any) designated by the Company as additional Secured Obligations pursuant to Section 25 to the Guarantee and Security Agreement.

     "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

     "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements, the Commodity Account Control Agreements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to the Loan Documents.

     "SUBSIDIARY GUARANTOR" means each Subsidiary listed on the signature pages to the Guarantee and Security Agreement under the caption "Subsidiary Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Subsidiary Guarantor" pursuant to Section 24 to the Guarantee and Security Agreement.

     "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

     "UNRESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture.

                                                                       EXHIBIT F
                                                           TO SECURITY AGREEMENT

                            ISSUER CONTROL AGREEMENT

     ISSUER CONTROL AGREEMENT dated as of ______, _____ among _____________ (the "LIEN GRANTOR"), JPMorgan Chase Bank, as Collateral Agent (the "SECURED PARTY"), and _________ (the "ISSUER"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                              W I T N E S S E T H :

     WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "SECURITIES");

     WHEREAS, pursuant to a Guarantee and Security Agreement dated as of November 5, 2002 (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. NATURE OF SECURITIES. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

     Section 2. INSTRUCTIONS. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

     Section 3. WAIVER OF LIEN; WAIVER OF SET-OFF. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the

Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

     Section 4. CHOICE OF LAW. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation].(1)

     Section 5. CONFLICT WITH OTHER AGREEMENTS. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

     Section 6. AMENDMENTS. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 7. NOTICE OF ADVERSE CLAIMS. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 8. MAINTENANCE OF SECURITIES. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

            (i) LIEN GRANTOR INSTRUCTIONS; NOTICE OF EXCLUSIVE CONTROL. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "NOTICE OF EXCLUSIVE CONTROL"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

----------
     (1) If the Issuer's jurisdiction of incorporation is not a State in the United States that has adopted the revisions to Articles 8 and 9 of the UCC promulgated in 1994, this form of Issuer Control Agreement will not be appropriate. It may be necessary to transfer the relevant securities into the Collateral Agent's name to obtain comparable results under the laws of such jurisdiction.

           (ii) NON-CASH DIVIDENDS AND DISTRIBUTIONS. After the Issuer receives a Notice of Exclusive Control, the Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

          (iii) VOTING RIGHTS. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

           (iv) STATEMENTS AND CONFIRMATIONS. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

            (v) TAX REPORTING. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

     Section 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. The Issuer makes the following representations, warranties and covenants:

            (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

           (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

     Section 10. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 11. NOTICES. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 12. TERMINATION. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not, except as required by law, be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

     Section 13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                          [NAME OF LIEN GRANTOR]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                          [NAME OF ISSUER]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Issuer]

Attention: ________________________


          Re:  NOTICE OF EXCLUSIVE CONTROL

Ladies and Gentlemen:

     As referenced in the Issuer Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "SECURITIES"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                   Very truly yours,

                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

cc: [name of Lien Grantor]

                                                                       EXHIBIT G
                                                           TO SECURITY AGREEMENT

                      SECURITIES ACCOUNT CONTROL AGREEMENT

     SECURITIES ACCOUNT CONTROL AGREEMENT dated as of ______, ____ among _____________ (the "LIEN GRANTOR"), JPMorgan Chase Bank, as Collateral Agent (the "SECURED PARTY"), and _________ (the "SECURITIES INTERMEDIARY"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [the State of New York].(1) Terms defined in the UCC have the same meanings when used herein.

                              W I T N E S S E T H :

     WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);

     WHEREAS, pursuant to a Guarantee and Security Agreement dated as of November 5, 2002 (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. ESTABLISHMENT OF ACCOUNT. The Securities Intermediary confirms that:

            (i) the Securities Intermediary has established account number [identify account number] in the name of "[name of Lien Grantor]" (such account and any successor account, the "ACCOUNT"),

           (ii) the Account is a "securities account" as defined in Section 8-501 of the UCC,

----------
     (1)  See Section 5 below and the footnote thereto.

          (iii) the Securities Intermediary is acting as a "securities intermediary" (as defined in Section 8-102 of the UCC) in respect of the Account,

           (iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,

            (v) all property delivered to the Securities Intermediary by or on behalf of the Lien Grantor will be promptly credited to the Account, and

           (vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

     Section 2. "FINANCIAL ASSETS" ELECTION. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a "financial asset" within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

     Section 3. ENTITLEMENT ORDERS. The Securities Intermediary agrees to comply with any "entitlement order" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

     Section 4. WAIVER OF LIEN; WAIVER OF SET-OFF. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 5. CHOICE OF LAW. This Agreement shall be construed in accordance with and governed by the laws of [the State of New York]. [The State of New York] shall be deemed to be the Securities Intermediary's jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

     Section 6. CONFLICT WITH OTHER AGREEMENTS. There is no agreement (except this Agreement) between the Securities Intermediary and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Lien Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of [the jurisdiction specified in Section 5], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in
Section 5].

     Section 7. AMENDMENTS. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 8. NOTICE OF ADVERSE CLAIMS. Except for the claims and interests of the Secured Party and the Lien Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 9. MAINTENANCE OF ACCOUNT. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

            (i) LIEN GRANTOR ENTITLEMENT ORDERS; NOTICE OF EXCLUSIVE CONTROL. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary may, subject to paragraph (iii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the

     Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor or any of its agents.

           (ii) VOTING RIGHTS. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

          (iii) PERMITTED INVESTMENTS. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account; PROVIDED that the Securities Intermediary shall not honor any instruction or entitlement order to purchase any investment except investments of a type described in Exhibit B hereto.(3)

           (iv) STATEMENTS AND CONFIRMATIONS. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

            (v) TAX REPORTING. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

     Section 10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary makes the following representations, warranties and covenants:

            (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

----------
     (3) This Schedule should list the types of investments that are Permitted Investments.

           (ii) No financial asset credited to the Account is or will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

          (iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.

           (iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.

     Section 11. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 12. NOTICES. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Securities Intermediary:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 13. TERMINATION. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii)
are powers coupled with an interest and (iii) will not, except as required by law, be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

                                          [NAME OF LIEN GRANTOR]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                          JPMORGAN CHASE BANK,
                                             as Collateral Agent


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                          [NAME OF SECURITIES INTERMEDIARY]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Securities Intermediary]

Attention: ________________________


          Re:  NOTICE OF EXCLUSIVE CONTROL

Ladies and Gentlemen:

     As referenced in the Securities Account Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number __________ (the "ACCOUNT"), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                   Very truly yours,

                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

cc: [name of Lien Grantor]

                                                                       EXHIBIT B

                              PERMITTED INVESTMENTS

                                       G-8